Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OPKO Health, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012 (the “Report”), and pursuant to pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Juan F. Rodriguez, Chief Financial Officer of the Company, certify that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Juan F. Rodriguez
Juan F. Rodriguez
Chief Financial Officer March 18, 2013